UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 595-1900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 3, 2015, ZaZa Energy Corporation (the “Company”) received a deficiency letter (the “Notice Letter”) from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, based on the Company’s closing bid price for the 30 consecutive business days prior to August 3, 2015, the Company does not comply with the minimum bid price requirement of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2).  In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has a grace period of 180 calendar days to regain compliance with the minimum closing price requirement for continued listing.  In order to regain compliance, the minimum closing price per share of the Company’s common stock must be at least $1.00 for a minimum of ten consecutive business days during the 180-day grace period.  In the event the Company does not regain compliance within the 180-day grace period, the Company may be afforded an additional 180-day grace period, provided that it demonstrates that it meets all other applicable standards for initial listing on the NASDAQ Capital Market (except the bid price requirement) and provides written notice of its intention to cure the minimum bid price deficiency during the second grace period.  If the Company fails to regain compliance after the second 180-day grace period, or if the NASDAQ declines to grant the Company a second 180-day grace period, the NASDAQ may delist the Company’s common stock.

Also, as previously disclosed, on February 26, 2015, the Company received a deficiency letter from the NASDAQ indicating that, based on the Company’s market value for the 30 consecutive business days preceding February 26, 2015, the Company does not comply with the minimum market value of listed securities requirement of $35 million, as set forth in NASDAQ Listing Rule 5550(b)(2).  The Company has a grace period until August 25, 2015 to regain compliance with the minimum market value of listed securities requirement for continued listing, but as of the date hereof, the Company has not been able to regain compliance with this requirement.  If the Company fails to regain compliance with the minimum market value of listed securities requirement by August 25, 2015, the Company will receive written notification that its common stock is subject to delisting, but the Company may appeal the delisting determination to a NASDAQ hearings panel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2015

ZaZa Energy Corporation

By:	/s/ Todd A. Brooks
Todd A. Brooks President and Chief Executive Officer

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